UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024

Jet.AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40725	93-2971741
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

10845 Griffith Peak Dr.

Suite 200

Las Vegas, NV 89135

(Address of principal executive offices)

(Registrant’s telephone number, including area code) (702) 747-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	JTAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreements.

On October 21, 2024, Jet. AI Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with several institutional investors for the sale by the Company of an aggregate of 15,625,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share at a per share price $0.096. The closing of the offering occurred on October 21, 2024 (the “Closing Date”). The gross proceeds to the Company from the offering was approximately $1.5 million, before deducting the placement agent’s fees and other estimated offering expenses payable by the Company.

Pursuant to the Purchase Agreement, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of, any shares of common stock or any securities convertible into or exercisable or exchangeable for shares of common stock or file any registration statement or prospectus, or any amendment or supplement thereto for five trading days after the Closing Date, subject to certain exceptions.

The offering of the Shares was made pursuant to a shelf registration statement on Form S-3 (File No. 333-281578) , which was originally filed by the Company with the Securities and Exchange Commission on August 15, 2024, and declared effective on September 9, 2024. The Company filed a prospectus supplement dated October 21, 2024 with the U.S. Securities and Exchange Commission in connection with the offer and sale of the Shares on October 21, 2024 (“Prospectus Supplement”).

As previously disclosed, our directors and officers entered into lock-up agreements on October 10, 2024, in connection with an offering that closed on October 11, 2024. Under these agreements, these individuals agreed, subject to specified exceptions, not to sell or transfer any shares of common stock or securities convertible into, or exchangeable or exercisable for, our common stock during a period ending ninety (90) days after that offering. Specifically, these individuals agreed, in part, not to offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of transfer any shares of common stock or securities convertible into or exchangeable or exercisable into shares of our common stock beneficially owned by them.

The form of the Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary of the terms of this document is subject to, and qualified in its entirety by, the Purchase Agreement, which is incorporated herein by reference.

Placement Agency Agreement

On October 21, 2024, the Company entered into a placement agency agreement with Maxim Group LLC (the “Placement Agent”) (the “Placement Agency Agreement”), pursuant to which the Company agreed to pay the Placement Agent an aggregate fee equal to 7.0% of the aggregate gross proceeds received by the Company from the sale of the Shares in the offering. The Company also agreed to reimburse the Placement Agent for certain expenses in an amount up to $25,000.

Pursuant to the terms of the Placement Agency Agreement, for a period until January 31, 2025 (the “Right of First Refusal Period”), the Company granted the Placement Agent the right of first refusal to act as sole managing underwriter and sole book runner, sole placement agent, or sole sales agent, for any and all future public or private equity, equity-linked, or debt (excluding commercial bank debt) offerings of the Company or any successor to or any subsidiary of the Company for which the Company retains the service of an underwriter, agent, advisor, finder, or other person or entity in connection with such offering during the Right of First Refusal Period. The Company agreed not to offer to retain any entity or person in connection with any such offering on terms more favorable than terms on which the Company offers to retain the placement agent.

The representations, warranties and covenants contained in the Purchase Agreements and Placement Agency Agreement, respectively, were made solely for the benefit of the parties to the Purchase Agreements and Placement Agency Agreements respectively. In addition, such representations, warranties and covenants: (1) are intended as a way of allocating the risk between the parties to such agreements and not as statements of fact, and (2) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreements and Placement Agency Agreement are filed with this Current Report on Form 8-K only to provide investors with information regarding the terms of the transactions described herein, and not to provide investors with any other factual information regarding the Company. Information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreements or Placement Agency Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The forms of Placement Agency Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K. The foregoing summary of the terms of this document is subject to, and qualified in its entirety by, the Placement Agency Agreement, which is incorporated herein by reference.

A copy of the legal opinion issued by the Company’s legal counsel relating to certain legal matters in connection with the offering and the validity of the Shares offered by the Prospectus Supplement is filed as Exhibit 5.1 to this Current Report and incorporated by reference into the Prospectus Supplement.

Item 7.01. Regulation FD Disclosure.

On October 18, 2024, the Company issued a press release announcing the pricing of the Securities Purchase Agreements and other related information. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Legal Opinion of Dykema Gossett PLLC

10.1	Form of Securities Purchase Agreement

10.2	Form of Placement Agency Agreement

99.1	Press Release, dated October 18, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JET.AI INC.

	By:	/s/ George Murnane
George Murnane
Interim Chief Financial Officer

October 21, 2024